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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 4, 2004



                          WESTERN RESERVE BANCORP, INC.
             (Exact name of Registrant as Specified in its Charter)



Ohio                              333-43361                  31-1566623
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(State or Other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification
Incorporation)                                               Number)



4015 Medina Road, Medina, Ohio                                    44256
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:  (330) 764-3131


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 9.           REGULATION FD DISCLOSURE.

On May 3, 2004, Western Reserve Bancorp, Inc. submitted a registration statement to the Ohio Division of Securities on Form 6(A)(1) for the registration by description of 83,333 of its common shares, no par value. In accordance with requirements under the Ohio securities laws, the registration statement will become effective seven (7) business days after filing, unless otherwise determined by the Ohio Division of Securities. The shares are being offered as part of an intrastate offering at the per share price of $30.00.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2004                    Western Reserve Bancorp, Inc.


                                   By: /s/  Cynthia A. Mahl
                                       ----------------------------------------
                                       Cynthia A. Mahl, Chief Financial Officer





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